SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              DOCUCON, INCORPORATED
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                 DOCUCON, INCORPORATED

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                    May 25, 1997

      The annual meeting of Stockholders of Docucon, Incorporated (the "Company") will be held at the Company's headquarters at 7461 Callaghan Road, San Antonio, Texas 78229, on Friday, June 25, 1997, at 12:00 Noon, C.D.T., for the following purposes:

    1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

    2.  To approve the 1997 Employee Stock Purchase Plan of the Company.

    3. To amend the 1988 Stock Option Plan of the Company to increase the number of shares reserved for issuance thereunder by 700,000 shares to 2,160,000 share of Common Stock, par value $.01 per share.

    4. To amend the 1988 Stock Option Plan of the Company to extend the termination date of the 1988 Stock Option Plan of the Company to December 31, 2001.

    5. To amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares reserved for issuance by 150,000 shares to 650,000 shares of Common Stock, par value $.01 per share.

    6. To transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

      Stockholders of record at the close of business on May 5, 1997, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      If you cannot attend the Annual Meeting in person, please date and execute the accompanying Proxy and return it promptly to the Company. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not of itself serve to revoke your Proxy.

                                    RALPH BROWN
                                    Secretary

                              DOCUCON, INCORPORATED
                                 PROXY STATEMENT

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 25, 1997, or any adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy are being mailed to Stockholders on or about May 25, 1997.

      The Company's principal executive offices are located at 7461 Callaghan Road, Suite 200, San Antonio, Texas 78229. The Company's telephone number is
(210) 525-9221.

      As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by him at the close of business on April 7, 1997. The holders of a majority of the shares of Common Stock of the Company presented in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. At April 7, 1997, the record date for the Annual Meeting, there were 12,391,942 shares of Common Stock outstanding and 17 shares of Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") outstanding, each share of which is entitled to cast 33,333 votes as Common Stock. With respect to references to votes to be taken at the Annual Meeting of the Stockholders herein, the term "Common Stock" shall include the Company's Common Stock and the shares of Common Stock into which the outstanding Series A Preferred Stock may be converted, and with respect to which the holders of such Preferred Stock are entitled to vote. Thus, the equivalent number of shares entitled to vote at the Annual Meeting of Stockholders is 12,958,603 (12,391,942 shares of Common Stock and 566,661 shares of Common Stock obtainable upon conversion of Series A Preferred Stock).

      The purposes of the Annual Meeting of Stockholders are (a) to elect a Board of Directors to serve until the next Annual Meeting of Stockholders, (b) to approve the 1997 Employee Stock Purchase Plan of the Company, (c) to amend the 1988 Stock Option Plan of the Company to increase the number of shares reserved for issuance thereunder by 700,000 shares to 2,160,000 share of Common Stock, par value $.01 per share, (d) to amend the 1988 Stock Option Plan of the Company to extend the termination date to December 31, 2001, and (e) to amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares reserved for issuance by 150,000 shares to 650,000 shares of Common Stock, par value $.01 per share. The Company is not aware at this time of any other matters that will come before the Annual Meeting. The approval of a majority of the shares of Common Stock present in person or by proxy ,and entitled to vote, at the Annual Meeting is required for election of nominees as Directors of the Company and for approval of Proposal 2 (Approval of the 1997 Employee Stock Purchase Plan), Proposal 3 (Increase shares authorized for issuance under the Company's 1988 Employee Stock Option Plan), Proposal 4 (Amendment of termination date to December 31, 2001, of the Company's 1988 Employee Stock Option Plan), and Proposal 5 (Increase shares authorized for issuance under the Company's 1991 Director Option Plan). A quorum equal to a majority of the outstanding Common Stock must be present in person or by proxy at the Annual Meeting in order to elect Directors and consider Proposals 2, 3, 4, and 5.

      All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR the Board's nominees for Director, FOR the approval of Proposals 2, 3, 4, and 5 and in accordance with the proxy-holders' best judgment as to any other matters raised at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present for purposes of establishing a quorum with respect to the proposals to which they apply. Abstention votes will be counted as voted AGAINST the proposals with respect to which they apply. Broker non-votes will not be considered as either FOR or AGAINST votes with respect to the proposals to which they apply. A form of Proxy for use at the Annual Meeting is also enclosed. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his Proxy and vote in person if he desires to do so, but attendance at the Annual Meeting will not of itself revoke the Proxy.

      PROPOSALS BY STOCKHOLDERS

      Any proposals by stockholders of the Company intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by December 19, 1997.

                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

      At the Annual Meeting, five Directors are to elected. The Bylaws of the Company permit the Board of Directors to determine the number of Directors of the Company. Unless other instructions are specified, the enclosed Proxy will be voted in favor of the persons named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. In the event any of the nominees shall be unable to serve as a Director, it is the intention of the persons designated as proxies to vote for substitutes selected by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees named below will be unable to serve if elected.

      The following table sets forth certain information concerning the five nominees for Director of the Company:

                                        PRINCIPAL OCCUPATION
                                          AND ALL POSITIONS          A DIRECTOR
       NAME                 AGE           WITH THE COMPANY             SINCE
       ----                 ---         --------------------         ----------
   Edward P. Gistaro         61       Chairman of the Board and         1988
                                        Chief Executive Officer
                                           and Director

   Allan H. Hobgood          58      President and Chief Operating      1992
                                         Officer and Director

   Ralph Brown               63            Attorney, San Antonio,       1987
                                      Texas, Secretary and Director

   Al R. Ireton              62             Chairman,                   1993
                                         Manchester Partners
                                           and Directors

   Chauncey E. Schmidt       65        Chairman, C.E. Schmidt           1993
                                           & Associates
                                           and Director

      Edward P. Gistaro has served as Chief Executive Officer of the Company since June 4, 1988 and served as President from July 10, 1988 until March 18, 1991. Mr. Gistaro was employed by Datapoint Corporation, a company involved in the manufacturing of computer systems, in various managerial positions from 1973 to 1987. From 1982 to 1985 Mr. Gistaro served as the President and Chief Operating Officer of Datapoint Corporation, and he served from 1985 to 1987 as its President and Chief Executive Officer.

      Allan H. Hobgood was elected Chief Operating Officer of the Company on April 16, 1991 and President of the Company on November 4, 1992. Mr. Hobgood had served as the Company's Vice President of Marketing from August 25, 1988 to April 16, 1991. From January 1988 until August 1988, Mr. Hobgood served as Vice President of Sales for Advanced Signing, Inc., a commercial sign firm, and from 1981 to March, 1987, Mr. Hobgood held several managerial positions relating to marketing, including Vice President of U.S. Sales, at Datapoint Corporation.

      Ralph Brown, an attorney in private practice since 1968, has served as Secretary of the Company since May 1, 1987. From 1987 to 1989, he served also as Treasurer of the Company. Mr. Brown has also served since 1975 as President of Cherokee Ventures, Inc., a real estate leasing firm, since 1978 as President of East Central Development Corporation and since 1982 as President of Southeast Suburban Properties, Inc. The latter two businesses are real estate development firms.

      Al R. Ireton was elected as a Director of the Company in May 1993. Mr. Ireton has been Chairman of Manchester Partners, an investment and growth strategy advisory organization providing capital and strategic assistance to growing companies, since October 1988. From 1985 through September 1988, he served as President and Chief Executive Officer of Texet Corporation, a desktop publishing company. Mr. Ireton has 25 years' experience serving as president and chief executive officer of growth-oriented companies, and has served on several corporate boards.

      Chauncey E. Schmidt was elected to the Board of Directors of the Company in February 1993. He has been Chairman of C. E. Schmidt & Associates, an investment firm, since April 1989. From 1987 to March 1989, he was Vice Chairman of the

Board of AMFAC, Inc., a New York Stock Exchange-listed company engaged in diversified businesses. He has previously served as President of The First National Bank of Chicago and Chairman of the Board and Chief Executive Officer of The Bank of California, N.A. Mr. Schmidt is on the Board of Trustees of the
U. S. Naval War College Foundation and is active in several civic and charitable organizations.

      All nominees for Director are currently serving as Directors of the Company. Directors hold office until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.


MANAGEMENT MATTERS

      There are no arrangements or understandings known to the Company between any of the Directors, nominees for Director or executive officers of the Company and any other person pursuant to which any such person was elected as a Director or an executive officer, except the Employment Agreements between the Company and each of Edward P. Gistaro and Allan H. Hobgood, respectively, described under "Executive Compensation" in this Proxy Statement. There are no family relationships between any Directors, nominees for Director or executive officers of the Company. The Board of Directors of the Company held a total of four meetings in 1996.

      The Board of Directors has an Executive Compensation Committee and Stock Option Committee, each consisting of Messrs. Ralph Brown, Al Ireton, Philip J. Romano and Chauncey Schmidt. The Executive Compensation Committee reviews the salaries, incentive compensation and other direct and indirect benefits for all Company Officers. During 1996, the Executive Compensation Committee held four meetings. The Stock Option Committee determines all stock option grants the Company's 1988 Stock Option Plan. During 1996, the Stock Option Committee held four meetings.

      The Company has no other standing audit, nominating or compensation committee of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE
   SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Boston Stock Exchange. Officers, Directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that for the period from January 1, 1996 through March 31, 1997, all officers, Directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

                  APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN
GENERAL

      Effective January 1, 1998, the Board of Directors of the Company adopted the Company's 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan"), subject to stockholder approval at the 1997 Annual Meeting of Stockholders. The 1997 Purchase Plan allows employees of the Company to purchase shares of the Company's Common Stock on a regular basis through payroll deductions. The Board of Directors believes that the 1997 Purchase Plan will foster broad-based ownership of the Company's Common Stock by its employees.

      Set forth below is a summary of the major features of the 1997 Purchase Plan. This summary does not purport to be a complete statement of all the provisions of the 1997 Purchase Plan, and is qualified in its entirety by the text of the 1997 Purchase Plan attached to this Proxy Statement as Appendix A.

DESCRIPTION OF THE PLAN

The 1997 Purchase Plan is open to participation by all full time or part-time employees of the Company who are regularly scheduled to work more than 30 hours per week and who have completed 90 days' employment with the Company. Under the 1997 Purchase Plan, eligible employees may elect to have up to 15% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees. The Company has reserved 800,000 shares of Common Stock for issuance pursuant to the 1997 Purchase Plan.

      Under the 1997 Purchase Plan, the Company will make available in each year from January 1, 1998 through December 31, 2001 up to 200,000 shares of Common Stock. Such shares will be offered to participating employees in annual or semiannual offerings. Participating employees will be deemed to have been granted options to purchase Common Stock in each offering in an amount equal to the amount of their respective payroll deductions divided by 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The option price shall be the lesser of the 85% of the closing price of the Common Stock on the Offering Commencement Date (or the next preceding trading day) or 85% of the closing price of Common Stock on the Offering Termination Date (or the next preceding trading day). Unless a participating employee terminates participation as provided in the 1997 Purchase Plan, such employee shall be deemed to have exercised such option on the Offering Termination Date and shall be issued a corresponding number of shares of Common Stock. The 1997 Purchase Plan provides for termination of participation or withdrawals of amounts previously deducted under certain circumstances. Certain additional restrictions apply to participating employees who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

      The 1997 Purchase Plan is administered by the Compensation Committee of the Board of Directors and will expire on December 31, 2001 unless sooner terminated or amended by the Board of Directors.

FEDERAL TAX CONSEQUENCES

      The 1997 Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 423, if a participating employee otherwise complies with Section 423(a) and does not dispose of shares of Common Stock acquired pursuant to the exercise of an option under the 1997 Purchase Plan for at least two years after the relevant Offering Commencement Date and at least six months after the relevant Offering Termination Date, such an employee will not recognize any income at the time that such option is deemed to be exercised on the Offering Termination Date, but will recognize income on the sale of the underlying shares of stock. In such case, there is no taxable event for the Company. If the participating employee does not comply with the requirements of Section 423(a), including the holding period requirements described above, the employee will be deemed to have recognized compensation income in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the relevant Offering Termination Date. In such case, the Company will receive a corresponding deduction.

NEW PLAN BENEFITS UNDER THE 1997 PURCHASE PLAN

      Because the 1997 Purchase Plan will be effective on January 1, 1998, at which time the first offering period will begin, it is impossible at this time to identify the benefits or amounts that will be received by or allocated to any participants. Such amounts will be indeterminable prior to the initial Offering Termination Date on December 31, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Stockholder approval of the 1997 Purchase Plan is required pursuant to
Section 423 of the Code. The Board of Directors believes that the 1997 Purchase Plan provides significant incentive to all employees of the Company to acquire and hold the Company's Common Stock, thereby more effectively aligning the interests of such employees with those of the stockholders. Accordingly, the Board of Directors recommends a vote FOR the approval of the 1997 Purchase Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the 1997 Purchase Plan.

                      AMENDMENTS TO 1988 STOCK OPTION PLAN
GENERAL

The Company has a 1988 Stock Option Plan, currently covering an aggregate of 1,360,000 share of Common Stock. The 1988 Stock Option Plan provides for the grant to officers, Directors and key employees of the Company if incentive stock options ("ISOs") intended to qualify under Section 422 (b) of the Code and non-qualified stock options ("NQSO"). The 1988 Stock Option Plan was approved by the stockholders of the Company on November 15, 1988. Amendments to the 1988 Stock Option Plan increasing the number of shares covered thereby were approved by the stockholders of the Company on April 21, 1989, May 14, 1991, May 7, 1992 and May 17, 1994. As of April 1, 1997 there were outstanding under the 1988 Stock Option Plan options to purchase 1,153,683 shares of the Company's Common Stock at prices ranging from $0.41 to $1.38 per share. See "Executive Compensation".

REASONS FOR PROPOSED AMENDMENT 3

      The Board of Directors believes that it is in the best interests of the Company to increase the number of shares of Common Stock reserved for issuance under the 1988 Stock Option Plan to 2,160,000 shares, an increase of 700,000 shares The Board of Directors believes that the success of the Company is greatly dependent upon its ability to attract and retain executives and employees of outstanding ability who are motivated to exert their best efforts on behalf off the Company, and that the 1988 Stock Option Plan has been effective in achieving this goal. The Board has concluded that the number of shares available and likely to become available for stock options under the 1988 Stock Option Plan will prove within a relatively short period of time to be inadequate for future stock option requirements. In the opinion of the Board, the authorization of 700,000 additional shares will give the Company sufficient stock reserved for issuance under the 1988 Stock Option Plan to allow the Company to attract and retain employees who are in a position to contribute materially to the successful conduct of the Company's operations, to meet competitive situations created by the stock options plans of other corporations, and to stimulate in those eligible for participation an increased desire to render greater service to the Company.

REASONS FOR PROPOSED AMENDMENT 4

      The Board of Directors believes that it is in the best interests of the Company to extend the termination date of the 1988 Stock Option Plan to December 31, 2001. The Board of Directors believes that the future success of the Company is greatly dependent upon its ability to continue to attract and retain executives and employees of outstanding ability who are motivated to exert their best efforts on behalf off the Company, and that the 1988 Stock Option Plan has been effective in achieving this goal. The Board has concluded that the termination of the 1988 Stock Option Plan on December 31, 1988 will inhibit the ability of the Company to attract and retain such executives and employees. In the opinion of the Board, the extension of the termination date to December 31, 2001 will allow the Company to continue to attract and retain employees who are in a position to contribute materially to the successful conduct of the Company's operations, and to meet competitive situations created by the stock options plans of other corporations.

      It should be noted that each director, each nominee for Director and each officer and employee of the Company has, by reason of being eligible to receive options under the 1988 Stock Option Plan, an interest in seeing that the proposed amendments are adopted by stockholders. It should also be noted that, as a matter of policy, the Company has not granted options to non-employee Directors under the 1988 Stock Options Plan.

DESCRIPTION OF THE PLAN

      Under the Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1988 Stock Option Plan expires on October 31, 1998 in absence of approval of Amendment 4. Options granted under the 1988 Stock Option Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth on the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. The aggregate fair market value (determined at the same time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person under the 1988 Stock Option Plan are exercisable for the first time during any calendar year may not exceed $100,000.

      The 1988 Stock Option Plan may be amended at any time by one vote of the Board of Directors. However, no amendment made without approval of the stockholders of the Company may increase the total number of shares which may be issued under options granted pursuant to the 1988 Stock Option Plan, reduce the maximum exercise price or extend the latest date upon which options may be granted or shall be exercisable, or change the class of employees eligible to receive the options.

FEDERAL TAX CONSEQUENCES

      Pursuant to the Code, upon the exercise of an NQSO under the 1988 Stock Option Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1988 Stock Option Plan.

      Pursuant to the Code, the holder of an ISO will recognize no taxable income (or loss) upon the grant or exercise of an ISO. Upon the sale of the underlying shares of Common Stock, the optionholder will incur a long-term capital gain or loss if the provisions of Section 422(b) of the Code are compiled with. In such case, there is no taxable event for the Company. The principal requirement of Section 422(b), other than the limitations on option price, duration of option period, time of exercise and volume exercisable in one year described above, is that, in order for an option to qualify for ISO treatment, shares received pursuant to exercise of the option may not be disposed within two years from the date of grant and one year from the date of exercise of the option. If an option designated as an ISO ceases to qualify as an ISO, the tax effects for the optionholder and the Company will be identical to those described above for NQSOs.


NEW PLAN BENEFITS UNDER THE 1988 STOCK OPTION PLAN

      No currently existing benefits under the 1988 Stock Option Plan are dependent upon approval of the proposed amendment. See "Executive Compensation - Stock Options - 1988 Stock Option Plan" for a description of outstanding options under the 1988 Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends a vote FOR the adoption of the proposed amendments of the 1988 Stock Option Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting will be necessary for stockholder approval of the amendment of the 1988 Stock Option Plan.

           AMENDMENT TO 1991 DIRECTOR NON-STATUTORY STOCK OPTION PLAN

GENERAL

      The Company has a 1991 Director Non-Statutory Stock Option Plan (the "1991 Director Plan"), currently covering an aggregate of 500,000 share of Common Stock. The 1991 Director Plan provides for the grant NQSOs to non-employee directors The 1991 Director Plan was approved by the stockholders of the Company on May 7, 1992. As of April 1, 1997 there were outstanding under the 1991 Director Plan options to purchase 310,000 shares of the Company's Common Stock at prices ranging from $0.53 to $1.38 per share. See "Executive Compensation".

REASONS FOR PROPOSED AMENDMENT

      The Board of Directors believes that it is in the best interests of the Company to increase the number of shares of Common Stock reserved for issuance under the 1991 Director Plan to 650,000 shares, an increase of 150,000 shares. The Board of Directors believes that the success of the Company is greatly dependent upon its ability to attract and retain outside Directors of outstanding ability who are motivated to exert their best efforts on behalf of the Company, and that the 1991 Director Plan has been effective in achieving this goal. The Board has concluded that the number of shares available and likely to become available for stock options under the 1991 Director Plan will prove within a relatively short period of time to be inadequate for future stock option requirements. In the opinion of the Board, the authorization of 150,000 additional shares will give the Company sufficient stock reserved for issuance under the 1991 Director Plan to allow the Company to attract and retain outside Directors who are in a position to contribute materially to the successful conduct of the Company's operations, to meet competitive situations created by the stock options plans of other corporations, and to stimulate in those eligible for participation an increased desire to render greater service to the Company.

      It should be noted that each director and each nominee for Director of the Company has, by reason of being eligible to receive options under the 1991 Director Plan, an interest in seeing that the proposed amendments are adopted by stockholders.

DESCRIPTION OF THE PLAN

      Under the 1991 Director Plan, which is administered by the Board of Directors, non-employee Directors are granted options to purchase 40,000 shares of the Company's Common Stock upon their initial election as Directors and 30,000 shares on the second anniversary date of such election at the then-current market price of such shares. One-third of the initial grant shall vest on each anniversary of the date of grant, and one-third of the second grant shall vest every six months after the date of grant. The 1991 Director Plan expires on February 10, 2001. Under an amendment to the 1991 Director Plan adopted by the Board of Directors in February 1992, each eligible Director will receive an additional annual grant of options covering 10,000 shares of Common Stock, commencing with the fiscal year of the Company immediately following the fiscal year in which all shares of Common Stock covered by the initial grant and the second grant described above are fully vested, and such annual grant will continue each fiscal year thereafter until options covering all shares reserved for issuance under the 1991 Director Plan have been granted. Options granted under the 1991 Director Plan must be exercised within ten years from the date of grant, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of service as a Director of the Company, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock. The 1991 Director Plan may be amended at any time by vote of the Board of Directors.

FEDERAL TAX CONSEQUENCES

      Pursuant to the Code, upon the exercise of an NQSO under the 1991 Director Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1991 Director Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends a vote FOR the adoption of the proposed amendment of the 1991 Director Plan, The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting will be necessary for stockholder approval of the amendment of the 1991 Director Plan.

                             EXECUTIVE COMPENSATION
GENERAL

      The following table sets forth compensation paid or awarded to the Chief Executive Officer and the only other executive officer of the Company whose compensation exceeded $100,000 for all services rendered to the Company in 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                                                   -----------------    --------------------------------------
                                                                        BONUS/ANNUAL    SECURITIES   LONG-TERM      ALL
                                                                         INCENTIVE      UNDERLYING   INCENTIVE   OTHER COM-
NAME AND PRINCIPAL POSITION                   YEAR          SALARY        AWARD (1)     OPTIONS       PAYOUTS    PENSATION (2)
------------------------------------------------------------------------------------------------------------------------------
Edward P. Gistaro ....................        1996        $131,682        $ 97,850        50,000        $  --      $1,468
Chairman of the Board ................        1995         129,192            --            --             --       2,238
and Chief Executive Officer ..........        1994         102,701          20,000        45,000           --        --

Allan H. Hobgood .....................        1996         100,712         112,647        50,000           --       1,468
President and ........................        1995         100,256          68,637          --             --       2,250
Chief Operating Officer ..............        1994          99,732          48,047        45,000           --        --

------
(1) Mr. Gistaro is eligible to receive target bonus payments totaling $76,000 under the 1996 Management Incentive Bonus Plan as approved by the Compensation Committee of the Board of Directors. These payments may be increased or decreased depending upon the percentage of achievements of specified goals, which include revenues and returns on assets.
      Mr. Hobgood is eligible to receive 5.5% of the government and commercial division profits.

(2)   Matching contributions under the Company's 401(k) Plan.

STOCK OPTION GRANTS IN 1996

                                                  NUMBER OF                     % OF TOTAL
                                                 SECURITIES                   OPTIONS GRANTED       EXERCISE
                                                 UNDERLYING                    TO EMPLOYEES           PRICE         EXPIRATION
        NAME                                   OPTIONS GRANTED                IN FISCAL YEAR        PER SHARE          DATE
--------------------------------------------------------------------------------------------------------------------------------
Edward P. Gistaro..........................        50,000                         17.59%              $.875          05/12/06
Allan H. Hobgood...........................        50,000                         17.59%               .875          05/12/06

STOCK OPTION EXERCISES IN 1996 AND OPTION VALUES AT DECEMBER 31, 1996

                            SHARES                                                                VALUE OF UNEXERCISED
                           ACQUIRED                NUMBER OF UNEXERCISED OPTIONS                  IN-THE-MONEY OPTIONS
                              ON         VALUE          AT DECEMBER 31, 1996                      AT DECEMBER 31, 1996
                                                   --------------------------------       ---------------------------------
        NAME               EXERCISE    REALIZED      EXERCISABLE      UNEXERCISABLE           EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
Edward P. Gistaro            --           --            281,667          33,333           $   94,708          $   19,974
Allan H. Hobgood             --           --            271,667          33,333               90,857              19,974

EMPLOYMENT AGREEMENTS

      Edward P. Gistaro, Allan H. Hobgood, and Lori A. Turner, Vice President, Finance each have employment agreements with the Company. Pursuant to such agreements, Mr. Gistaro is to be paid $100,000 per annum and Mr. Hobgood is to be paid $96,000 per annum and 5.5% of the profits of the government and commercial divisions. Ms. Turner's agreement does not specify an amount per annum. The agreements do not have fixed terms, and are terminable upon 30 days' prior written notice by either the Company or the employee, or by the Company "for cause" at any time. Further, each agreement requires that the employee keep Company matters confidential, restricts the employee from being directly or indirectly involved with any entity in a business competitive with that of the Company for a period of years following the termination of the agreement, and provides for a severance payment to the employee in the event he is terminated by the Company without cause.

STOCK OPTIONS

1988 STOCK OPTION PLAN

      The Company has a 1988 Stock Option Plan, currently covering an aggregate of 1,360,000 shares of Common Stock. The 1988 Stock Option Plan is described under "Amendment to 1988 Stock Option Plan" in this Proxy Statement.

      Under the 1988 Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1988 Stock Option Plan expires on October 31, 1998. Options granted under the 1988 Stock Option Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. No one person may receive ISO options for which the aggregate fair market value (determined at the time each ISO is granted) of options exercisable for the first time during any calendar year exceeds $100,000.

1991 DIRECTOR PLAN

      The Company also has a 1991 Director Plan currently covering an aggregate of 500,000 shares of Common Stock. The 1991 Director Plan is described under "Amendment to 1991 Director Non-statutory Stock Option Plan" in this Proxy Statement

      Under the 1991 Director Plan, which is administered by the Board of Directors, non-employee Directors are granted options to purchase 40,000 shares of the Company's Common Stock upon their initial election as Directors and 30,000 shares on the second anniversary date of such election at the then-current market price of such shares. One-third of the initial grant shall vest on each anniversary of the date of grant, and one-third of the second grant shall vest every six months after the date of grant. The 1991 Director Plan expires on February 10, 2001. Under an amendment to the 1991 Director Plan adopted by the Board of Directors in February 1992, each eligible Director will receive an additional annual grant of options covering 10,000 shares of Common Stock, commencing with the fiscal year of the Company immediately following the fiscal year in which all shares of Common Stock covered by the initial grant and the second grant described above are fully vested, and such annual grant will continue each fiscal year thereafter until options covering all shares reserved for issuance under the 1991 Director Plan have been granted. Options granted under the 1991 Director Plan must be exercised within ten years from the date of grant, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of service as a Director of the Company, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock. The 1991 Director Plan may be amended at any time by vote of the Board of Directors.

      During 1996, Messrs. Ralph Brown and Philip J. Romano, both Directors of the Company, were granted options covering 10,000 shares each of Common Stock at an exercise price of $1.03 per share. The exercise price per share of each such option was not less than the closing bid price of the Common Stock reported on The Nasdaq Stock Market on the date of the grant.


REPRICING OF OUTSTANDING OPTIONS

      Set forth below is certain information concerning a repricing of options held by the executive officers named in the Summary Compensation Table set forth in Item 10, "Executive Compensation General", during the period October 24, 1986 through February 28, 1995:

                                                                                                         LENGTH OF
                                                                                                          ORIGINAL
                                                          MARKET PRICE     EXERCISE                      OPTION TERM
                                            NUMBER OF      OF STOCK AT     PRICE AT                     REMAINING AT
                                            OPTIONS/         TIME OF        TIME OF                        DATE OF
                                              SARS          REPRICING      REPRICING         NEW        REPRICING OR
                                           REPRICED OR         OR             OR          EXERCISE        AMENDMENT
     NAME                     DATE           AMENDED        AMENDMENT      AMENDMENT        PRICE         (MONTHS)
---------------------------------------------------------------------------------------------------------------------
Edward P. Gistaro            6/23/89           90,000         .56            .70             .56              51
                             8/28/91           50,000         .56           1.25             .56              77
                             8/13/92           30,000         .56           1.375            .56              88
                             8/10/93           50,000         .56           1.218            .56             100

                                                                       10

Allan H. Hobgood             6/23/89           60,000         .56            .70             .56              51
                             5/28/91           50,000         .56           1.25             .56              74
                             8/28/91           30,000         .56           1.25             .56              77
                             8/13/92           30,000         .56           1.375            .56              88
                             8/10/93           40,000         .56           1.218            .56             100

      In order to ensure that the Company's equity-based compensation programs meet their goals of providing motivation and incentive for key executives of the Company, the Board of Directors determined at a meeting held on February 14, 1995, that it was desirable to reprice all outstanding options held by officers, Directors and employees of the Company to bring their exercise prices into line with the then-current market price of the Company's Common Stock. The Company's stock option plans generally provide that the Board of Directors has the discretion to effect such a repricing in the exercise of their business judgment.

EMPLOYEE STOCK PURCHASE PLAN

      In order to promote ownership of the Company's Common Stock by its employees, effective January 1, 1998, the Board of Directors adopted the Company's 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan"), subject to approval by the stockholders at the 1997 Annual Meeting of Stockholders. Under the 1997 Purchase Plan, eligible employees may elect to have up to 15% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees. The Company has reserved 800,000 shares of Common Stock for issuance pursuant to the 1997 Purchase Plan.

      The Company's 1993 Employee Stock Purchase Plan (the "1993 Purchase Plan") was approved by the stockholders at the 1994 Annual Meeting of Stockholders. Under the 1993 Purchase Plan, eligible employees may elect to have up to 10% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees. The Company has reserved 800,000 shares of Common Stock for issuance pursuant to the 1993 Purchase Plan. The Company issued 286,050, 100,583 and 70,983 shares in January 1997, 1996 and 1995 pursuant to this Plan at purchase prices of $.32, $.32 and $.345 per share, which represents 85% of the closing price on December 29, 1995, December 29, and December 30, 1994, respectively.

      Under the 1993 and 1997 Purchase Plans, the Company will make available in each year from January 1, 1994 through December 31, 1997 and January 1, 1998 through December 31, 2001, respectively, up to 200,000 shares of Common Stock. Such shares will be offered to participating employees in annual or semiannual offerings. Participating employees will be deemed to have been granted options to purchase Common Stock in each offering in an amount equal to the amount of their respective payroll deductions divided by 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The option price shall be the lesser of 85% of the closing price of the Common Stock on the Offering Commencement Date (or the next preceding trading day) or 85% of the closing price of Common Stock on the Offering Termination Date (or the next preceding trading day). Unless a participating employee terminates participation as provided in the 1993 and 1997 Purchase Plans, such employee shall be deemed to have exercised such option on the Offering Termination Date and shall be issued a corresponding number of shares of Common Stock.

      The 1993 and 1997 Purchase Plans are administered by the Compensation Committee of the Board of Directors and will expire on December 31, 1997 and December 31, 2001, respectively, unless sooner terminated or amended by the Board of Directors.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1997, by all persons known to the Company to own beneficially more than 5% of the Company's Common Stock.

                           NAME AND                AMOUNT AND
                          ADDRESS OF                NATURE OF           PERCENT
TITLE OF CLASS         BENEFICIAL OWNERS      BENEFICIAL OWNERSHIP     OF CLASS
--------------         -----------------      --------------------     --------
Common Stock,        Demuth, Folger & Terhune      900,000 (1)            6.5
par value $.01       One Exchange Plaza
per share            55 Broadway
                     New York, New York 10006

(1) Consists of 900,000 shares of Common Stock underlying a Warrant to Purchase Common Stock exercisable at an exercise price of $2.00 per share. The percentage of ownership is calculated based on 13,856,936 shares of outstanding.

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1997 (a) by each of the Company's directors, (b) by the Company's Chief Executive Officer and its only other executive officer whose 1996 compensation exceeded $100,000, and (c) by all Directors and executive officers as a group.

                       NAME AND                 AMOUNT AND
                      ADDRESS OF                 NATURE OF             PERCENT
TITLE OF CLASS   BENEFICIAL OWNER (1)    BENEFICIAL OWNERSHIP (2)   OF CLASS (3)
--------------------------------------------------------------------------------

Common Stock,      Edward P. Gistaro           588,663  (4)             4.44%
par value $.01     Allan H. Hobgood            407,586  (5)             3.05%
per share          Ralph Brown                 273,100  (6)              2.1%
                   Al R. Ireton                 70,000  (7)              .54%
                   Philip J. Romano            230,763  (6)             1.77%
                   Chauncey E. Schmidt         115,000  (7)              .88%
                   All Directors and
                     Executive Officers
                     as a Group (7
                     persons including
                     the above)              1,771,224  (8)            12.76%
--------------------
(1) The address for all persons named is 7461 Callaghan Road, San Antonio, Texas 78229.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

(3) Unless otherwise indicated below, the percentage of ownership is based upon 12,956,936 shares of Common Stock outstanding, which includes 633,327 shares of Common Stock into which outstanding shares of Preferred Stock are convertible and which the holders of the Preferred Stock are entitled to vote.

(4) Includes 298,334 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,255,270 shares outstanding.

(5) Includes 288,334 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,245,270 shares outstanding.

(6) Includes 55,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,011,936 shares outstanding.

(7) Includes 70,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,026,936 shares outstanding.

(8) Includes 919,502 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,876,438 shares outstanding.

                                RELATIONSHIP WITH

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen & Co., San Antonio, Texas has been engaged by the Board of Directors of the Company as independent public accountants for the Company and its subsidiaries for the fiscal year 1996, and it is expected that such firm will serve in that capacity for the 1997 fiscal year. Management expects that a representative of Arthur Andersen & Co. will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

                              FINANCIAL STATEMENTS

      The Company's audited financial statements for the fiscal year ended December 31, 1996, and Management's Discussion and Analysis of Financial Condition and Results of Operations incorporated herein by reference to the Company's 1996 Annual Report to Stockholders which is being mailed to stockholders with this Proxy Statement.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

SOLICITATION

      The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy material to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. In addition, the Company has engaged MacKenzie Partners, Inc., New York, New York to assist in soliciting Proxies for a fee of approximately $3,000 plus reasonable out of pocket expenses.

      COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO RALPH BROWN, SECRETARY, DOCUCON, INCORPORATED, 7461 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF MAY 5, 1997, HE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

      Please SIGN and RETURN the enclosed Proxy promptly.

                                          By Order of the Board of Directors:

                                          RALPH BROWN
                                          Secretary
April 15, 1997

                                                                      APPENDIX A
                              DOCUCON, INCORPORATED

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE 1

                                     PURPOSE

      Section 1.1 PURPOSE. The Docucon, Incorporated 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Docucon, Incorporated (hereinafter referred to, unless the context otherwise requires, as the "Company") and its subsidiary corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                   DEFINITIONS

      Section 2.1 BASE PAY. "Base Pay" shall mean regular straight-time earnings, excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

      Section 2.2 COMMITTEE. "Committee" shall mean the individuals described in
Article XI.

      Section 2.3 EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 30 hours per week.

      Section 2.4 SECTION 16 EMPLOYEE. "Section 16 Employee" shall mean any Employee who is an officer (as such term is defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) or a Director of the Company; provided, however, that if at any time participation in the Plan is open to Employees who, directly or indirectly, beneficially own more than 10% of any class of the Company's equity securities, such term shall also be deemed to include such Employees regardless of their status as officers or Directors of the Company.

      Section 2.5 SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which (I) would be a "subsidiary corporation" of Docucon, Incorporated as that term is defined in Section 424 of the Code and
(ii) is designated as a participant in the Plan by the Committee.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

      Section 3.1 INITIAL ELIGIBILITY. Any Employee who shall be employed by the Company on the date of his participation in the Plan is to become effective (an "Eligible Employee") shall be eligible to participate in offerings under the Plan which commence on or after such 90-day period has concluded.

      Section 3.2 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absences shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as such the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

      Section 3.3 RESTRICTIONS OF GRANT OF OPTIONS. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan:

      (a) if, immediately after the grant of the option, such Employee would own Common Stock, and/or hold outstanding options to purchase Common Stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Close shall apply in determining stock ownership of any Employee); or

      (b) which permits his rights to purchase Common Stock under all employee stock purchase plans of the Company of a type described in Section 423 of the Code to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      Section 3.4 COMMENCEMENT OF PARTICIPATION. An Eligible Employee may become a participant in the Plan by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Vice President, Finance of the Company on or before the date therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below) (a "Participant"). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when his authorization foe a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article VII.

                                   ARTICLE IV

                                    OFFERINGS

      Section 4.1 ANNUAL OFFERINGS. The Plan will be implemented by four annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st say of January in each of the years 1998, 1999, 2000 and 2001, such offering terminating on December 31st of the following year, provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing, respectively, on January 1 and July 1 of such year and terminating on June 30th of the following year and December 31st of such year, respectively. The maximum number of shares issued in the respective years shall be:

      (a)   From January 1, 1998, to December 31, 1998: 200,000 shares.

      (b) From January 1, 1999, to December 31, 1999: 200,000 shares plus unissued shares from the prior Offerings, whether offered or not.

      (c) From January 1, 2000, to December 31, 2000: 200,000 shares plus unissued shares from prior Offerings, whether offered or not

      (d) From January 1, 2001, to December 31, 2001: 200,000 shares plus unissued shares from the prior Offerings, whether offered or not.

      If a six-month Offering is made, the maximum number of shares to be issued shall be one-half of the number of shares set forth for the annual period in which the six-month Offering falls, plus, if the Offering is a July 1 to December 31 Offering, unissued shares, whether offered or not, from the immediately preceding six-month Offering. As used in the Plan, the term "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 30, as the case may be, on which the particular Offering terminates.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

      Section 5.1 AMOUNT OF DEDUCTION. At the time a Participant files his authorization for payroll deduction, he shall elect to have deductions made from his Base Pay for each pay period during the time he is a Participant in an Offering at the rate of 1,2,3,4,5,6,7,8,9,10,11,12,13,14 or 15% of his Base Pay
in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's Base pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect in the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

      Section 5.2 PARTICIPANT'S ACCOUNT. All payroll deductions made by the Company for a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any separate cash payment into such account, except when on leave of absence, and then only as provided in Section
5.4 hereof.

      Section 5.3 CHANGE IN PAYROLL DEDUCTION. A Participant may discontinue his participation in the Plan as provided in Article VII, but no other change can be made by a Participant during an Offering. Without limiting the generality of the foregoing, a Participant may not alter the rate of his payroll deductions for that Offering.

      Section 5.4 LEAVE OF ABSENCE. If a Participant goes on a leave of absence, such Participant may elect to (a) withdraw the balance in his or her account pursuant to Section 7.2 hereof, (b) discontinue contributions to the Plan but remain a Participant in the Plan, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized payroll deductions.

                                   ARTICLE VI

                               GRANTING OF OPTION

      Section 6.1 NUMBER OF OPTION SHARES. On the Offering Commencement Date of each Offering, a Participant shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock of the Company equal to an amount determined as follows: an amount equal to the product of (I) that percentage of the Employee's Base Pay which he has authorized deduction of (but not in any case in excess of 15% of Base Pay) multiplied by (ii) the Employee's Base Pay during the period of the Offering, divided by (iii) 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The market value of the Company's Common Stock shall be determined as provided in Section 6.2(a) and (b) hereof. An Employee's Base Pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, his normal weekly rate of pay (as in effect on the last day prior to the Offering Commencement Date of such

Offering) by 52 or his normal hourly rate by 2,080 or, in the case of a six-month Offering, by 26 or 1040, as the case may be, provided that, in the case of a part-time hourly Employee, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

      Section 6.2 OPTION PRICE. The option price of Common Stock purchased with authorized payroll deductions during such annual Offering for a Participant shall be the lesser of:

      (a) 85% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the Market, as defined herein below; or

      (b) 85% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the Market, as defined herein below.

For purposes of this Section 6.2, "Market" shall mean, if the shares of Common Stock are traded on the New York Stock Exchange or American Stock Exchange, such exchanges, or, if the shares if Common Stock are not traded on such exchanges, the over-the-counter market (or if the Common Stock shall be quoted by the National Association of Securities Dealers Automated Quotation System, them the NASDAQ System), or if the shares of Common Stock are not traded in the over-the-counter market, then, for purposes of Section 602(a) and (b), the closing price of the Common Stock shall be such fair market value as determined by the Board of Directors of the Company (which determination shall be conclusive and binding for all purposes).

                                   ARTICLE VII

                               EXERCISE OF OPTION

      Section 7.1 AUTOMATIC EXERCISE. Unless a Participant gives written notice to the Company as hereinafter provided, his option for the purchase of Common Stock with authorized payroll deductions during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering , for the purchase of the number of full shares off Common Stock which the accumulated authorized payroll deductions in his account at such time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to
Section 6.1 hereof), and any excess in his account at such time will be returned to him.

      Section 7.2 WITHDRAWAL OF ACCOUNT. By written notice to the Vice President, Finance of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw the balance of the accumulated authorized payroll deductions in his account at such time.

      Section 7.3 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated authorized payroll deductions which would have been used to purchase fractional shares will be returned to the Participant promptly following the termination of an Offering, without interest.

      Section 7.4 EXERCISE AND TRANSFERABILITY OF OPTION. During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant and subject to Sections 12.1 and 12.2 hereof, shall not be transferable.

      Section 7.5 DELIVERY OF COMMON STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the Common Stock purchased upon exercise of his option.

                              ARTICLE VIII

                               WITHDRAWAL

      Section 8.1 IN GENERAL. As indicated in Section 7.2 hereof, a Participant may withdraw authorized payroll deductions credited too his account under the Plan at any time by giving written notice to the Vice President, Finance of the Company. All of the Participant's authorized payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his Base Pay during such offering. The Company may, at its option, treat any attempt to borrow by a participant on the security of his accumulated authorized payroll deductions as an election, under Section 7.2 hereof, to withdraw such deductions.

      Section 8.2 EFFECT ON SUBSEQUENT PARTICIPATION. A Participant's withdrawal from any offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

      Section 8.3 TERMINATION OF EMPLOYMENT. Upon termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period exceeding 90 days), the authorized payroll deductions credited to his account will be returned to him, or, in the case of his subsequent to the termination of his employment, to the person or persons designated on accordance with Section 12.1 hereof.

      Section 8.4 TERMINATION OFF EMPLOYMENT DUE TO DEATH. Upon termination of employment because of a participant's death, his beneficiary (as defined in

Section 12.1 hereof) shall have the right to elect, by written notice given to the Vice President, Finance of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the date of the death of the Participant, either:

      (a) to withdraw all of the authorized payroll deductions credited to the Participant's account under the Plan, or

      (b) to exercise the Option for the purchase of Common Stock on the Offering Termination Date following the date of the Participant's death for the purchase of the number of full shares of Common Stock which the accumulated authorized deductions in the Participant's account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be remitted to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the office of the Vice President, Finance of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (a) above, to withdraw all of the Participant's account balance.

      Section 8.5 LEAVE OF ABSENCE. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.4 hereof, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Not withstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave or absence of (b) three months following the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX

                          SPECIAL PROVISIONS APPLICABLE
                             TO SECTION 16 EMPLOYEES

      Section 9.1 WAIVER OF RIGHT FROM PARTICIPATION DURING ANY OFFERING PERIOD. Notwithstanding any contrary provision contained in this Plan, a Participant who is a Section 16 Employee shall be subject to the restrictions on withdrawal from participation in the Plan and disposition of shares of Common Stock obtained through exercise of options granted under the Plan set forth in Sections 9.2 and
9.3 hereof unless such Participant shall, not later than six months prior to any Offering Termination Date deliver to the Committee a waiver, of such Participant's rights under Sections 7.2 and 8.1 to withdraw from participation in the Offering which concludes on such Offering Termination Date. The Committee, in its discretion, may prescribe forms on which such waivers must be made.

      Section 9.2 EFFECT OF WITHDRAWAL FROM PARTICIPATION BY A SECTION 16 EMPLOYEE. Ant Participant who is a Section 16 Employee who makes a withdrawal from his account as provided in Section 7.2 and 8.5 or otherwise ceases to participate in the Plan may not resume participation in the Plan until the expiration of six months from the date of such withdrawal or cessation.

      Section 9.3 HOLDING PERIOD FOR STOCK ACQUIRED ON EXERCISE OF OPTION. Any Participant who is a Section 16 Employee and who, to any Offering, has not delivered to the Committee the waiver contemplated by Section 9.1 hereof not later than six months prior to the Offering Termination Date, may not sell or otherwise transfer or dispose of shares of Common Stock acquired upon exercise of the option granted to him during such Offering until at least the earlier of
(a) six months after the Offering Termination Date or (b) six months after the date on which such a waiver is delivered to the Committee with respect to such Offering, except as otherwise permitted under Rule 16b-3(d)(2)(I) promulgated under the Securities Exchange Act of 1934, as such regulation may be amended from time to time, or any successor regulation thereto.

                                    ARTICLE X

                                    INTEREST

      Section 10.1 PAYMENT OF INTEREST. No interest will be paid or allowed on any authorized payroll deductions paid into the Plan or credited to the account of any Participant Employee.

                                   ARTICLE XI

                                      STOCK

      Section 11.1 MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof shall be 200,000 shares in each annual Offering (100,000 shares in each six-month Offering), plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 800,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with
Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of authorized payroll deductions credited to the account of each Participant under the Plan shall be disbursed to him as promptly as possible.

      Section 11.2 PARTICIPANT'S INTEREST IN COMMON STOCK UNDERLYING OPTION. The Participant will have no interest in Common Stock covered until such option has been exercised.

      Section 11.3 REGISTRATION OF COMMON STOCK. Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Vice President, Finance of the Company prior to the Offering Termination Date applicable thereto, in the names of the names if the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

      Section 11.4 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

      (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

      (b) the Participant shall have represented at the time of purchase in form and substance satisfactory to the Company, that is his intention to purchase the shares for investment and not for resale or distribution.

                              ARTICLE XII

                             ADMINISTRATION

      Section 12.1 APPOINTMENT OF COMMITTEE. The Compensation Committee of the Board of Directors (the "Committee") shall administer the Plan. No member of the Committee shall be eligible to purchase Common Stock under the Plan.

      Section 12.2 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions off the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

      Section 12.3 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. All determinations of the Committee shall be made by a majority of it members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                              ARTICLE XIII

                        MISCELLANEOUS PROVISIONS

      Section 13.1 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan with the Vice President, Finance of the Company. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Vice President, Finance of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary pursuant to the terms of the Plan. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the Participant or his account under the Plan.

      Section 13.2 TRANSFERABILITY. Neither authorized payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2 hereof.

      Section 13.3 USE OF FUNDS. All authorized payroll deductions withheld by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such authorized payroll deductions.

      Section 13.4      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

      (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, changes to, or have been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purpose of this paragraph, any distribution of shares to stockholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

      (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

      Section 13.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (I) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4 hereof), or (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely effect the rights of such Employee under such option.

      Section 13.6 EFFECTIVE DATE. The Plan shall become effective as of October 1,1997, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 31, 1997. If the Plan is not so approved, the Plan shall not become effective and all transactions under the Plan prior to such stockholder vote, if any, shall be deemed to be null and void.

      Section 13.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

      Section 13.8 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its term, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

      Section 13.9 GOVERNING LAW. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                              DOCUCON, INCORPORATED

                                      PROXY

                   ANNUAL MEETING OF STOCKHOLDERS-MAY 20, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWARD P. GISTARO and ALLAN H. HOBGOOD or ___________________________, and each of them, with several powers of substitution, proxies to vote the shares of Common Stock, par value $.01 per share of Docucon, Incorporated which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Docucon, Incorporated to be held at the Company's headquarters at 7461 Callaghan Road, San Antonio, Texas 78229, on Friday, June 25, 1997, at 12:00 Noon, C.D.T., and any adjournment thereof:

1. Election of Directors:
FOR all nominees listed below              WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

INSTRUCTION: To withhold authority for any individual nominee, mark a line through the nominee's name in the list below.

Edward P. Gistaro            Allan H. Hobgood              Chauncey E. Schmidt
Ralph Brown                  Al R. Ireton


2. To approve the 1997 Employee Stock Purchase Plan of the Company.
   [ ]  FOR       [ ]   AGAINST         [ ]  ABSTAIN

3. To amend the 1988 Stock Option Plan of the Company to increase the number of shares reserved for issuance thereunder by 700,000 shares to 2,160,000 share of Common Stock, par value $.01 per share.
   [ ]  FOR       [ ]   AGAINST         [ ]  ABSTAIN

4. To amend the 1988 Stock Option Plan of the Company to extend the termination date of the 1988 Stock Option Plan of the Company to December 31, 2001.
   [ ]  FOR       [ ]   AGAINST         [ ]  ABSTAIN

5. To amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares reserved for issuance by 150,000 shares to 650,000 shares of Common Stock, par value $.01 per share.
   [ ]  FOR       [ ]   AGAINST         [ ]  ABSTAIN

6. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1, 2, 3, 4 and 5 above. Any stockholder who wishes to withhold the discretionary authority referred to in Item 6 above should mark a line through the entire Item.

Dated ________________, 1997        Signatures(s) _______________________

                                    ----------------------------------
                              (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.